UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

JULY 12, 2004

Date of Report

(Date of earliest event reported)

Commission File No. 0-23691

PACIFIC SUNSET INVESTMENTS, INC.

(Name of Small Business in its Charter)

MINNESOTA                                                                            41-1853992

(State of other Jurisdiction                                                       (I.R.S. Employer Identification

of incorporation or organization)                                                           Number)

Main Address:  236 Third Ave.-Suite A, Chula Vista, CA

       91910

Mail Address:  419 Main St., Suite 424   Huntington Beach, CA

       92648

( Address of Principal Executive Officers)

    (Zip Code)

Registrant’s telephone number including area code:  (909) 938-7917

Fax Number (619) 425-2120

ITEM 5.     Other Events and Regulation FD Disclosure.

ITEM 1. Change of Officers and Directors.

On June 12, 2004, the Board of Directors of Pacific Sunset Investments, Inc (the “Company"), a Minnesota Corporation appointed Mr. Roger Pawson to serve as a member of the Board of Directors of the Company. Simultaneously Mr. Pawson was appointed as President and Chief Executive Officer of the company.

Subsequently, Mr. R. Bruce Harris tendered his resignation as President and Chief Executive Officer but was appointed as Chairman of the Board of Directors.

The changes outlined herein become effective this day, July 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2004

PACIFIC SUNSET INVESTMENTS, INC.

(Registrant)

By:

    /s/  Roger Pawson

/s/ Hector Veron

    ----------------------------

----------------------------

    Roger Pawson

Hector Veron

    President/ CEO/Director

Vice Pres./ Director

    (909)938-7917

 (909) 938-7917

  /s/  Maurice H. Madrid

/s/  Frank De Santis

                -----------------------------

----------------------------

    Maurice H. Madrid

  Frank De Santis

    Actg.Secretary Director

  Director / Legal Counsel

    (909)938-7917

  (619)425-2020

 /s/ Song Liping

/s/  R.B.Harris

  ------------------------------

            -----------------------------

   Song Liping

               R.B.Harris/ Director

                Director / Chinese Mgr.

  Acting CFO

   011-8621-58731310                                (909) 938-7917